Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated December 20, 2018
to the
Prospectus and Statement of Additional Information dated December 29, 2017 for Performance Trust Municipal Bond Fund,
a series of Trust for Professional Managers

Based on the recommendation of PT Asset Management, LLC (the “Adviser”) and effective as of January 2, 2019, the Retail Class shares of the Performance Trust Municipal Bond Fund (the “Fund”) will be redesignated as Class A shares.

The investment objective and the investment strategies of the Fund are not being changed in connection with the change, and the current portfolio managers will continue to manage the Fund subject to the current investment strategies employed with respect to their management of the Fund.

Effective as of January 2, 2019, please note the following changes:

The current Retail Class shares of the Fund will be redesignated as Class A shares (the “Redesignation”).  Purchases of Class A shares will be subject to a front-end sales charge of up to 2.25% of the total purchase price.  However, sales charges may be reduced for large purchases and in other circumstances; please check with your financial institution or shareholder services representative for more information regarding applicable waivers, breakpoints and/or discounts to the sales charge.  The Redesignation will be effected without the imposition of any sales charge or any other charge to existing Retail Class shareholders.  Shareholders of Class A shares (formerly Retail Class shares) of the Fund prior to January 2, 2019, will not be subject to a front-end sales charge on future purchases of Class A shares of the Fund.

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Please retain this supplement for your reference.